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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                                 --------------



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of earliest event reported): April 8, 2002


                             BIOSPHERE MEDICAL, INC.
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             (Exact name of registrant as specified in its Charter)



        Delaware                      0-23678                     04-3216867
 -------------------------          ------------              -----------------
(State or Other Jurisdiction        (Commission                 (IRS Employer
   of Incorporation)                File Number)             Identification No.)



               1050 Hingham St. Rockland, Massachusetts 02370
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 681-7900



              ----------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On April 8, 2002, BioSphere Medical, Inc. (the Company) dismissed Arthur Andersen LLP (AA) as the Company's independent certifying accountants. The dismissal of AA was recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors. The reports of AA on the Company's financial statements for fiscal years 2001 and 2000 contained no adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During fiscal years 2001 and 2000 and through April 8, 2002, there were no disagreements between the Company and AA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of AA, would have caused AA to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements for such years.

     The Company has requested that AA furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not AA agrees with the above statements. A copy of such letter, dated April 8, 2002, is attached as
Exhibit 16 to this Form 8-K.

     On April 8, 2002, the Company engaged Ernst & Young LLP (E&Y) as its independent certifying accountants for the year ending December 31, 2002. The appointment of E&Y was recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

    Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 8, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BIOSPHERE MEDICAL, INC.
                                           (Registrant)





Date:       April 8, 2002                  By: /s/ Robert M. Palladino
                                           --------------------------------
                                           Vice President and
                                           Chief Financial Officer



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INDEX TO EXHIBITS TO FORM 8-K

EXHIBIT                 DESCRIPTION

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 8, 2002